EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Capital Realty Investors, LTD. (the “Registrant”) on Form 10-Q for the quarter ended June 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CAPITAL REALTY INVESTORS, LTD.
(Registrant)

	by:		C.R.I., Inc.
Managing General Partner

August 14, 2013		by:	/s/ William B. Dockser
DATE			William B. Dockser,
Director, Chairman of the Board
and Treasurer
Principal Executive Officer

August 14, 2013		by:	/s/ H. William Willoughby
DATE			H. William Willoughby,
Director, President, Secretary,
Principal Financial Officer and
Principal Accounting Officer